BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                         BMA VARIABLE ANNUITY ACCOUNT A
                           BMA VARIABLE LIFE ACCOUNT A

                         Supplement dated April 15, 2003
                                       to
                         Prospectuses dated May 1, 2002

The following supplements the information in your Prospectus concerning the sub-accounts that were formerly available as investment options through the Berger Institutional Products Trust ("Berger IPT") and provides new information concerning sub-accounts that are now available as investment options through the Janus Aspen Series Institutional Shares of portfolios.


Berger IPT-Small Company Growth Fund:
     The Berger IPT-Small Company Growth Fund liquidated its holdings on or about March 31, 2003 and, therefore, is no longer available as an investment option.

Berger IPT-Growth Fund:
     On March 7, 2003 Shareholders of the Berger IPT-Growth Fund approved a reorganization of the Fund with the Institutional Shares of the Janus Aspen Series Growth Portfolio, which occurred on or about March 24, 2003. Consequently, the Berger IPT-Growth Fund is no longer available as an investment option.

Berger IPT-Large Cap Growth Fund:
     On March 7, 2003 Shareholders of the Berger IPT-Large Cap Growth Fund approved a reorganization of the Fund with the Institutional Shares of the Janus Aspen Series Growth and Income Portfolio, which occurred on or about March 24, 2003. Consequently, the Berger IPT-Large Cap Growth Fund is no longer available as an investment option.

Berger IPT-International Fund:
     On March 7, 2003 Shareholders of the Berger IPT-International Fund approved a reorganization of the Fund with the Institutional Shares of the Janus Aspen Series International Growth Portfolio, which occurred on or about March 24, 2003. Consequently, the Berger IPT-International Fund is no longer available as an investment option.

Information about the Janus Aspen Series Portfolios

Janus Aspen Series Growth Portfolio (Institutional Shares):
     Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for this Portfolio. The Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

     The Portfolio incurred the following management and other expenses for the most recently completed fiscal year:

     0.65% Management Fee
     0.02% Other Expenses
     -----
     0.67% Total Annual Portfolio Expenses

Janus Aspen Series Growth and Income Portfolio (Institutional Shares):
     Janus Capital serves as the investment adviser for this Portfolio. The Portfolio seeks long-term growth of capital and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

     The Portfolio incurred the following management and other expenses for the most recently completed fiscal year:

     0.65% Management Fee
     0.11% Other Expenses
     -----
     0.76% Total Annual Portfolio Expenses

Janus Aspen Series International Growth Portfolio (Institutional Shares):
     Janus Capital serves as the investment adviser for this Portfolio. The Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may at times invest all of its assets in fewer than five countries or even a single country.

     The Portfolio incurred the following management and other expenses for the most recently completed fiscal year:

     0.65% Management Fee
     0.09% Other Expenses
     -----
     0.74% Total Annual Portfolio Expenses


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